UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

July 11, 2023

Date of Report (Date of earliest event reported)

ELITE PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-15697	22-3542636
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

165 Ludlow Avenue, Northvale, New Jersey 07647

(Address of principal executive offices)

(201) 750-2646

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELTP	OTCQB

ITEM 4.01 CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

On July 11, 2023, the Audit Committee of the Board of Directors (the “Audit Committee”) of Elite Pharmaceuticals, Inc. (the “Company”) approved the appointment, effective July 11, 2023, of Mazers USA LLP (“Mazers”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the year ending March 31, 2024. The Audit Committee also dismissed Buchbinder Tunick & Company LLP (“Buchbinder”) as the Company’s independent registered public accounting firm, effective as of July 12, 2023.

During the Company’s two most recent fiscal years ended March 31, 2023 and March 31, 2022, and the interim period through July 11, 2023, neither the Company nor anyone acting on its behalf consulted with Mazers regarding (a) the application of accounting principles to a specified transaction, completed or proposed, or an audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided that Mazers concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (b) any matter that was either the subject of a “disagreement” (as defined in Item 304(a)(1)(iv) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended (“Regulation S-K”) and the related instructions thereto) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto).

The Company notified Buchbinder on July 12, 2023 that it would be dismissed as the Company’s independent registered public accounting firm, effective immediately. Buchbinder’s reports on the Company’s financial statements for the fiscal years ended March 31, 2023 and March 31, 2022 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended March 31, 2023 and March 31, 2022, and the interim period through July 12, 2023, there were (i) no “disagreements” within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto with Buchbinder on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Buchbinder, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on the consolidated financial statements of the Company for such years, and (ii) no “reportable events” within the meaning of Item 304(a)(1)(v) of Regulation S-K and the related instructions thereto.

The Company provided Buchbinder with a copy of the disclosures under this Item 4.01 prior to the time this Current Report on Form 8-K was filed with the Securities and Exchange Commission, and the Company requested that Buchbinder furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in this Item 4.01 and, if not, stating the respects in which it does not agree. A copy of Buchbinder’s letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
16.1	Buchbinder Letter Dated July 17, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 17, 2023	ELITE PHARMACEUTICALS, INC.

	By:	/s/ Nasrat Hakim
Nasrat Hakim, President and CEO